UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2026
KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Wood Road Kingston, New York	12401
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code (845) 802-7900
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition.
On May 7, 2026, Kingstone Companies, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2026 (the “Press Release”). The Press Release also announced that the Company will hold a conference call for analysts and investors on May 8, 2026 at 8:30 A.M. ET. (the “Conference Call”), as previously announced on April 16, 2026, and that the Company has prepared an investor presentation (the “Presentation Materials”) that can be accessed through the Investor Relations/Events & Presentations section of the Company website (www.kingstonecompanies.com). Copies of the Press Release and the Presentation Materials are furnished as Exhibits 99.1 and 99.2, respectively, hereto.

The Company intends to use the Presentation Materials in connection with the Conference Call and may use the Presentation Materials from time to time, possibly with modification, in other presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Company and its business.

The information contained in the Press Release and the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.

The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing
Item 7.01          Regulation FD Disclosure.
See Item 2.02 above.
The information in the Press Release and the Presentation Materials is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the Press Release and the Presentation Materials will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report on Form 8-K with respect to the Press Release and the Presentation Materials is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Release and the Presentation Materials is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.
Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press release, dated May 7, 2026, issued by Kingstone Companies, Inc.
	99.2	Presentation Materials
	104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: May 7, 2026	By:	/s/ Randy Patten
Randy Patten
CFO